ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017


                                                                April 14, 2003

Dear Shareholders:

         You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Atlantic Realty Trust, to be held at 10:00 a.m., local time, on Wednesday, May 21, 2003, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, 27th Floor, Cafeteria. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

         It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments to sign, date and return the proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and your vote is important for proper corporate governance.

         Thank you for your interest in Atlantic Realty Trust.

                                           Sincerely,



                                           /s/Joel M. Pashcow
                                           -----------------------------------
                                           Joel M. Pashcow
                                           Chairman of the Board and President

                              ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017
                             -----------------------

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2003
                             -----------------------


To the Shareholders of Atlantic Realty Trust:

         Notice is hereby given that the 2003 Annual Meeting of Shareholders of Atlantic Realty Trust (the "Trust") will be held at 10:00 a.m. on Wednesday, May 21, 2003, at the office of Proskauer Rose LLP, 1585 Broadway, New York, New York, 10036, 27th Floor, Cafeteria to consider and act upon the following matters:

         (1) To elect six trustees to serve on the Board of Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         (2) To ratify the selection by the Board of Trustees of the Trust of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2003; and

         (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Your Board of Trustees recommends a Vote "FOR" each of the listed nominees. The accompanying Proxy Statement contains additional information and should be carefully reviewed by shareholders.

         The Board of Trustees has fixed the close of business on April 8, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose germane to such meeting, during ordinary business hours during the ten days prior to the meeting date, at the offices of the Trust, 747 Third Avenue, New York, New York, 10017.

                                         By Order of the Board of Trustees



                                         /s/Joel M. Pashcow
                                         -----------------------------------
                                         Joel M. Pashcow
                                         Chairman of the Board and President

New York, New York
April 14, 2003

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST IS REPRESENTED AT THE MEETING.

                              ATLANTIC REALTY TRUST
                          747 THIRD AVENUE, 10TH FLOOR
                               NEW YORK, NY 10017
                             -----------------------

                                 PROXY STATEMENT
                             -----------------------

                       2003 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2003
                             -----------------------

                                  INTRODUCTION

                                                                  April 14, 2003

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Atlantic Realty Trust (the "Trust") for use at the 2003 Annual Meeting of Shareholders of the Trust and at any adjournment or adjournments of that meeting (the "Meeting") to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, 27th Floor Cafeteria on Wednesday, May 21, 2003 at 10:00 a.m. At the meeting, shareholders will be asked to consider and vote upon a proposal (1) to elect all six trustees to the Board of Trustees of the Trust, (2) to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending December 31, 2003, and (3) to act upon any other matters properly brought before them.

         This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to shareholders on or about April 14, 2003. The Board of Trustees has fixed the close of business on April 8, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). Only shareholders of record of the Trust's shares of beneficial interest, $0.01 par value per share (the "Shares"), at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 3,561,553 Shares outstanding and entitled to vote at the Meeting. Holders of Shares outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

         The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of all of the votes cast at the Meeting (provided that a quorum is present) is required for the election of trustees. For purposes of the election of Trustees, abstentions will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of all the votes cast at the Meeting (provided that a quorum is present) is necessary to approve the proposal to ratify the selection of the Trust's auditors and to approve any other matters properly presented at the Meeting. For purposes of the vote on the ratification of the selection of the Trust's auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Under Maryland law, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting.

         Shareholders of the Trust are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for the Board of Trustees named in this Proxy Statement, and FOR ratification of the Board of Trustees' selection of Deloitte & Touche

LLP as the Trust's independent auditors for the fiscal year ending December 31, 2003. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

         A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Meeting. Any shareholder of record as of the Record Date attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Meeting will not constitute revocation of a previously given proxy. Any instrument of revocation should be sent to Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel.

         The Trust's 2002 Annual Report (the "Annual Report") is being mailed to the shareholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. Additional copies of the Annual Report or the Trust's Annual Report on Form 10-K for the year ended December 31, 2002, may be obtained, without charge, by writing to the Trust,
Attention: Edwin R. Frankel.


                        PROPOSAL 1: ELECTION OF TRUSTEES

         The Board of Trustees of the Trust consists of six trustees. At the Meeting, each of the six trustees will be elected to serve on the Board of Trustees until the Trust's annual meeting in 2003 or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Board of Trustees has nominated each of the persons listed under the caption "Information Regarding Trustee Nominees" below to serve as trustees of the Trust. Each of these nominees is currently serving as trustee of the Trust.

         If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such substitute nominees as are selected by the Board of Trustees. The Trust has no reason to believe that any of the nominees is not available or will not serve as a trustee if elected.

INFORMATION REGARDING TRUSTEE NOMINEES

         Set forth in the following table is certain information with respect to each nominee nominated to serve as a trustee:


NAME OF TRUSTEE/NOMINEE FOR    AGE                         PRINCIPAL OCCUPATION                       YEAR FIRST
ELECTION                                                                                               BECAME A
                                                                                                        TRUSTEE

Joel M. Pashcow..............  60       Chairman and  President  of the Trust since its  inception   1996
                                        on February 29,  1996.  He has been a member of the Bar of the State of New York since  1968.  Chairman of RPS Realty
                                        Trust ("RPS" and now  Ramco-Gershenson  Properties Trust),
                                        the  predecessor of the Trust,  from  inception  (December
                                        1988)  through  May 1996.  Mr.  Pashcow is a  graduate  of
                                        Cornell  University  and Harvard Law School.  Mr.  Pashcow
                                        is also a trustee  of  Ramco-Gershenson  Properties  Trust
                                        (f/k/a RPS) and Chairman of its Executive Committee.

Edwin J. Glickman...........   70       Executive  Vice  President of Capital Lease Funding Corp.,   1996
                                        a company  engaged  in  commercial  real  estate  lending, since  January  1995.  Prior to  that,  Mr.  Glickman  was
                                        President of

NAME OF TRUSTEE/NOMINEE FOR    AGE                         PRINCIPAL OCCUPATION                  YEAR FIRST
ELECTION                                                                                          BECAME A
                                                                                                   TRUSTEE
                                        the Glickman Organization,  Inc. ("Glickman") from January
                                        1992 to  December  1994.  Glickman  conducted  real estate investment  consulting  services and real estate financial services,  including mortgage  brokerage,  arranging joint ventures and equity financing. Prior to that, Mr. Glickman was  Chairman of the  Executive  Committee  of  Schoenfeld
                                        Glickman   Maloy  Inc.  from  May  1989,  a  company  that
                                        conducted  real  estate  financial   services,   including
                                        mortgage  brokerage,  arranging  joint ventures and equity financing.  He also served  successively as Executive Vice
                                        President,   President   and  Vice   Chairman  of  Sybedon
                                        Corporation  from 1977 to 1993,  which is a  company  that
                                        conducted  real  estate  financial   services,   including
                                        mortgage  brokerage,  arranging  joint ventures and equity financing. In all positions, Mr. Glickman has been engaged in real  estate  financial  services,  including  mortgage brokerage, arranging joint ventures and equity financing.

Stephen R. Blank.............  57       Senior  Fellow,   Finance  of  the  Urban  Land  Institute   1996
                                        ("ULI").  Mr.  Blank  is also a  director  of  West  Coast
                                        Hospitality Corporation,  a New York Stock Exchange-listed corporation and BNP Residential  Trust,  Inc., an American
                                        Stock  Exchange-listed  REIT.  Prior to joining the ULI in
                                        December of 1998, Mr. Blank was a Managing Director,  Real
                                        Estate  Investment   Banking  of  CIBC  Oppenheimer  Corp.
                                        ("Oppenheimer")  since November 1, 1993.  Prior to joining
                                        Oppenheimer,  Mr.  Blank  was a  Managing  Director,  Real
                                        Estate  Corporate  Finance,  of Cushman & Wakefield,  Inc.
                                        for four years.  Prior to that,  Mr. Blank was  associated for ten years with Kidder,  Peabody & Co.  Incorporated as a Managing  Director of the firm's Real Estate Group.  Mr.
                                        Blank  graduated from Syracuse  University in 1967 and was
                                        awarded  a  Masters  Degree  in  Business   Administration
                                        (Finance  Concentration)  by Adelphi  University  in 1971.
                                        He is a  member  of the ULI and the  American  Society  of
                                        Real Estate  Counselors.  Since  September 1998, Mr. Blank
                                        has  been  an  adjunct   professor   in  the  Real  Estate
                                        Executive  MBA  Program at  Columbia  University  Graduate
                                        School  of   Business.   He  has   lectured   before   the
                                        Practicing  Law  Institute,  the Urban Land  Institute and
                                        the International  Council of Shopping Centers.  Mr. Blank
                                        is also a trustee  of  Ramco-Gershenson  Properties  Trust
                                        (f/k/a RPS).

Edward Blumenfeld.........     62       A principal of Blumenfeld  Development Group, Ltd., a real   1996
                                        estate   development  firm  principally   engaged  in  the
                                        development of commercial properties, since 1978.

Arthur H. Goldberg..........   60       President  of  Manhattan  Associates,  LLC, a merchant and   1996
                                        investment  banking  firm since  February  1994.  Prior to that,

NAME OF TRUSTEE/NOMINEE FOR    AGE                         PRINCIPAL OCCUPATION                  YEAR FIRST
ELECTION                                                                                          BECAME A
                                                                                                   TRUSTE

                                        Mr. Goldberg was Chairman of Reich & Company,  Inc. (f/k/a
                                        Vantage  Securities,  Inc.),  a securities  brokerage  and investment  brokerage  firm from  January 1990 to December
                                        1993. Mr.  Goldberg was employed by Integrated  Resources,
                                        Inc. from its inception in December 1968, as President and
                                        Chief  Operating  Officer  from  May  1973  and  as  Chief
                                        Executive  Officer from  February 1989 until January 1990.
                                        On February 13, 1990, Integrated  Resources,  Inc. filed a voluntary petition for reorganization  under Chapter 11 of the United States Bankruptcy Code. Mr. Goldberg has been a member of the Bar of the State of New York since 1967.  He is a graduate  of New York  University  School of Commerce and its School of Law.  Mr.  Goldberg is also a trustee of
                                        Ramco-Gershenson Properties Trust (f/k/a RPS).

William A. Rosoff...........   59       Vice  Chairman  of  the  Board  of  Directors  of  Advanta   1996
                                        Corporation,  a financial services company,  since January
                                        1996 and  President of Advanta  Corporation  since October
                                        1999.  Prior thereto,  Mr. Rosoff was associated  with the law firm of Wolf,  Block,  Schorr  and  Solis-Cohen  since
                                        1969,  a  partner  since  1975.   Mr.  Rosoff  is  a  past
                                        chairman of that firm's Executive  Committee and is a past chairman of its tax  department.  Mr. Rosoff served on the
                                        Legal  Activities   Policy  Board  of  Tax  Analyst,   the
                                        Advisory Board for Warren,  Gorham and Lamont's Journal of
                                        Partnership  Taxation,  and has served on the Tax Advisory
                                        Boards of Commerce  Clearing House, and Little,  Brown and
                                        Company.  Mr.  Rosoff  also serves on the  Advisory  Group for the  American  Law  Institute.  He is a fellow  of the
                                        American  College of Tax Counsel.  Mr.  Rosoff is a member of the Board of  Regents  of the  Philadelphia  chapter of the American  Society for  Technion.  Mr.  Rosoff earned a
                                        B.S.  degree with honors from Temple  University  in 1964, and earned an L.L.B.  magna cum laude from the  University of Pennsylvania Law School in 1967.


RECOMMENDATION OF THE BOARD OF TRUSTEES

         THE BOARD OF TRUSTEES OF THE TRUST  RECOMMENDS  A VOTE FOR EACH OF JOEL
M. PASHCOW, EDWIN J. GLICKMAN, STEPHEN R. BLANK, EDWARD BLUMENFELD, ARTHUR H. GOLDBERG AND WILLIAM A. ROSOFF AS TRUSTEES OF THE TRUST TO HOLD OFFICE UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER DEATH, RESIGNATION OR REMOVAL.

EXECUTIVE OFFICERS

         The following discussion sets forth the names, ages and business histories of the executive officers of the Trust. Information concerning the business experience of Mr. Pashcow is provided under the section caption "Information Regarding Trustee Nominees."

         Edwin R. Frankel (age 57) became Executive Vice President, Chief Financial Officer and Secretary of the Trust in May 1996. From 1988 to May 1996, Mr. Frankel was employed in a variety of positions with RPS (now known as Ramco-Gershenson Properties Trust), most recently as its Senior Vice President and Chief Financial Officer.


                    THE BOARD OF TRUSTEES AND ITS COMMITTEES

         Trustee Meetings. The business of the Trust is conducted under the general management of the Board of Trustees as required by the Trust's Bylaws and the laws of Maryland, the Trust's state of formation. There are presently six trustees. During the year ended December 31, 2002, the Board of Trustees held 2 formal meetings, on February 4, 2002 and December 2, 2002. At the
February 4, 2002 meeting Messrs. Goldberg and Blumenfeld were absent. At the December 2, 2002 meeting Mr. Blank was absent.

         The Trust's Board of Trustees presently has an Audit Committee and a Disposition Committee. The Trust's Board of Trustees has no standing Nominating Committee or Compensation Committee, with the entire Board of Trustees acting in such capacities. The Trust may, from time to time, form other committees as circumstances warrant. Such circumstances will have the authority and responsibility as delegated by the Board of Trustees.

         Audit Committee. The Audit Committee was established on October 22, 1997, and currently consists of Messrs. Glickman, Goldberg and Blumenfeld. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one formal meeting during 2002, at which Mr. Goldberg was absent.

         Disposition Committee. The Disposition Committee consists of Messrs. Blumenfeld, Glickman and Blank. The Disposition Committee makes recommendations and helps to structure, with the cooperation of the Trust's Management, the orderly disposition of the Trust's assets. During 2002, the Disposition Committee conducted ongoing discussions regarding the orderly disposition of the Trusts' remaining real estate asset, however, no formal meetings of the Disposition Committee were held.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Trust's Board of Trustees determines compensation for the Trust's sole executive officer that receives compensation from the Trust. Although Mr. Pashcow, the Trust's Chairman and President, participates in these deliberations, he is not compensated by the Trust for the services he provides to the Trust. None of such persons had any relationships requiring disclosure under applicable rules and regulations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Shown below is certain information as of March 14, 2003, with respect to the beneficial ownership of Shares by each Trustee, executive officer and each person known to the Trust to beneficially hold more than 5% of the Shares:

                                                                Number of Shares         Percent
                                                                ----------------         -------
Name of Beneficial Owner                                      Beneficially Owned (1)     of Class
------------------------                                      ----------------------     --------

Joel M. Pashcow..................................................    94,154(2)           2.64%

Arthur H. Goldberg...............................................    24,487(3)           *





                                                                Number of Shares         Percent
                                                                ----------------         -------
Name of Beneficial Owner                                      Beneficially Owned (1)     of Class
------------------------                                      ----------------------     --------


William A. Rosoff................................................       125              *

Stephen R. Blank.................................................       981(4)           *

Edward Blumenfeld................................................       125              *

Edwin J. Glickman................................................    10,531              *

Edwin R. Frankel.................................................         0              *

All Trustees and Executive Officers as a group
(8 persons)......................................................   130,403              3.66%

Private Management Group, Inc., an investment advisor
in a fiduciary capacity..........................................   664,151(5)          18.65%

Kimco Realty Corporation......................................... 1,068,037(6)          30.0%


-----------------
*    Less than 1% of class.

(1)     All amounts are directly owned unless stated otherwise.

(2) Includes 25,890 Shares held in an individual retirement account (an "IRA") for the benefit of Mr. Pashcow, a retirement savings plan, a pension and profit sharing account and money purchase plan. Also includes 47,662 Shares owned by an irrevocable trust of which Mr. Pashcow is a trustee, an irrevocable trust for his daughter and a foundation of which Mr. Pashcow is trustee (for all of which trusts Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and each of the trusts.

(3) Includes 19,563 Shares owned by Mr. Goldberg's wife, 1,875 Shares owned by trusts for his daughters and 3,050 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and the trusts for his daughters.

(4) Includes 706 Shares owned by trusts for Mr. Blank's daughters and 275 Shares held in an IRA account for the benefit of Mr. Blank. Mr. Blank disclaims beneficial ownership of the Shares owned by the trusts for his daughters.

(5) Beneficial ownership information is based on the Schedule 13G/A filed by Private Management Group, Inc. with the Securities and Exchange Commission on February 11, 2003. The business address of Private Management Group, Inc. is 20 Corporate Park, Suite 400, Irvine, California 92606.

(6) Beneficial ownership information is based on the Schedule 13D/A filed by Kimco Realty Corporation with the Securities and Exchange Commission on February 4, 2003. The business address of Kimco Realty Corporation is 3333 New Hyde Park Rd., New Hyde Park, NY 11042.


                    MANAGEMENT COMPENSATION AND TRANSACTIONS

         Mr. Pashcow receives no cash compensation for serving as an executive officer of the Trust. Except for Mr. Frankel, no other executive officer of the Trust received total annual compensation in excess of $100,000 during any of the Trust's three most recent fiscal years.



                                                             Annual Compensation             Long Term Compensation
                                                             -------------------             ----------------------
                                                                           Restricted       Securities
Name and  Principal                                       Other Annual       Stock          Underlying     Payout LTIP
Position                Year      Salary($)   Bonus($)   Compensation($)    Awards($)     Options/SARs($)   Payouts($)
-------------------     ----      ---------   --------   ---------------   ----------     ---------------  -----------

Edwin R. Frankel*
Executive Vice
President, Chief
Financial Officer and
Secretary                2000      165,557                                   5,142*

                         2001      170,317                                  11,200*

                         2002      175,638                 15,250           13,900*

Stanley Rappoport        2000      114,231

                         2001      119,616

                         2002      124,423
-----------

*    No other executive officer received compensation in excess of $100,000.
**   Includes  approximately  $1,000  in imputed  interest under a loan extended from the Trust to Mr. Frankel under his employment agreement described below. See "Report on Executive Compensation."


                              TRUSTEE COMPENSATION

        The Trustees do not receive any compensation for serving and likewise do not receive any compensation for attending meetings or for serving on any committee of the Board of Trustees; however, Trustees do receive reimbursement of travel and other expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. During 2002, Messrs. Edwin Glickman and Edward Blumenfeld each earned fees of $25,000 in connection with services they provided to the Trust as members of the Disposition Committee. It is expected that Messrs. Glickman and Blumenfeld will continue to be compensated for the services that they provide to the Trust in their capacities as members of the Disposition Committee.

                        REPORT ON EXECUTIVE COMPENSATION

        All decisions regarding executive compensation were made by the Trust's Board of Trustees. During 2002, the compensation payable to Edwin R. Frankel, the Trust's Executive Vice President, Chief Financial Officer and Secretary, was received pursuant to an employment agreement entered into between the Trust and Mr. Frankel on June 11, 1998 (the "Frankel Employment Agreement"). The Frankel Employment Agreement provides for a base salary of $158,000 (as adjusted from time to time, the "Base Salary") per annum. The term of the Frankel Employment Agreement is from June 11, 1998 until the date of a "change of control" of the Trust (as defined in the Frankel Employment Agreement) unless earlier terminated by either Mr. Frankel or the Trust upon written notice. The Frankel Employment Agreement also provides that Mr. Frankel will be entitled to a one-time payment upon the liquidation of the Trust or a Change of Control of 150% of Mr.
Frankel's Base Salary as in effect at such time. In addition, the Frankel Employment Agreement provides for a loan in the principal amount of $37,500, which loan is evidenced by a promissory note, dated June 11, 1998, made by Mr. Frankel in favor of the Trust (the "Frankel Note"). The Frankel Note will be canceled upon the occurrence of certain conditions, including a Change of Control or liquidation of the Trust. In January 2000, the Frankel Employment Agreement was amended to additionally provide that Mr. Frankel's estate or designated beneficiary will be entitled to receive a one-time payment of 150% of his Base Salary as in effect at the time of his demise. Mr. Pashcow served as the Trust's Chairman and President during 2002 without compensation.

        In connection with his employment with the Trust, Mr. Rappoport received a bonus plan that provided as follows: (i) for the period 1996, and ending July 31, 2003, Mr. Rappoport will receive an aggregate total $100,000, such sum to be earned on a monthly pro rata basis over that period and the first $75,000 of such earned amount shall be payable on September 1, 2003 with the balance of such earned amount up to an additional $25,000 shall be payable on January 1, 2004; (ii) for the period beginning August 1, 2003 and ending December 31, 2003, Mr. Rappoport will earn, to the extent he remains employed by the Trust, an aggregate of $25,000 in addition to his then current salary, such sum to be earned on a monthly pro rata basis over that period and to the extent earned, the $25,000 shall be payable the earlier of June 30, 2004 and the liquidation date of the Trust; and (iii) for the period beginning January 1, 2004 and ending June 30, 2004, Mr. Rappoport will earn, to the extent he remains employed by the Trust, an aggregate total of $15,000 in addition to his then current salary, such sum to be earned on a monthly pro rata basis over that period and to the extent earned, shall be payable the earlier of June 30, 2004 or the liquidation date of the Trust.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Stock Performance Graph and the Report on Executive Compensation set forth above shall not be incorporated by reference into any such filings.


                             STOCK PERFORMANCE GRAPH

         The following graph provides a comparison of the cumulative total stockholder return for the period from December 31, 1997 through December 31, 2002 (assuming reinvestment of any dividends) among the Trust, the Standard & Poor's ("S&P") 500 Index, Russell 2000 Index and the National Association of Real Estate Investment Trust Equity Index (the "NAREIT Equity Index"). On the graph, total return equals appreciation in stock price plus dividends paid. The Trust will provide upon request the names of the companies included in the NAREIT Equity Index. The NAREIT Equity Index is published monthly by the National Association of Real Estate Investment Trusts ("NAREIT") in its publication, REITWatch. The index is available to the public upon request to NAREIT.


--------------------------------------------------------------------------------
                              Atlantic Realty Trust
--------------------------------------------------------------------------------

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                              Period Ending
                           ----------------------------------------------------------------------------------------
                Index                    12/31/97     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------

Atlantic Realty Trust                     100.00        74.23        66.36        77.06       82.73       107.08
S & P 500                                 100.00       128.55       155.60       141.42      124.63        96.95
Russell 2000                              100.00        97.45       118.17       114.60      117.45        93.39
NAREIT All Equity REIT Index              100.00        82.50        78.69        99.44      113.29       118.08


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers, executive officers and Trustees and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports or ownership and changes in ownership with the Securities Exchange Commission (the "Commission"). Officers, trustees, and greater than ten percent shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during the fiscal year ended December 31, 2002, all filing requirements applicable to its officers, trustees and greater than ten percent beneficial owners were complied with.


                    PROPOSAL 2: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees of the Trust, upon recommendation of the Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Trust for the fiscal year ending December 31, 2003. Deloitte & Touche LLP has served as the Trust's independent auditors since the Trust's formation in February 1996 and is considered by management of the Trust to be well qualified. The Trust has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Trust or any of its subsidiaries in any capacity. A representative of Deloitte & Touche LLP will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         Although the Trust is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Board of Trustees believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Deloitte & Touche LLP, the trustees will consider the vote and the reasons therefor in future decisions in the selection of independent auditors.

         Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Trust's annual financial statements for the fiscal year ending December 31, 2002 and for reviews of the financial statements included in the Trust's Form 10-Q for that year were $54,500.00.

         Financial Information Systems Design and Implementation Fees. Deloitte & Touche LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

         Non-Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Trust, other than services described above under "Audit Fees" for the fiscal year ended December 31, 2002, were $12,500.00. These fees relate to the tax activities of the Trust.

Recommendation of the Board of Trustees

         The Board of Trustees recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Trust.


                             AUDIT COMMITTEE REPORT

         The audit committee has reviewed and discussed the audited financial statements contained in the Trust's Annual Report on Form 10-K with the Trust's management and the independent auditors.

         The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380), as may be modified or supplemented.

         The audit committee has received the written disclosures and the letter from the independent accounts required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent account's independence. The Committee has also considered whether the provision of non-audit services is compatible with the accountants' independence.

         Based on discussions with management and with the independent accountants, the audit committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's Annual Report on Form 10-K, for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

         Members of the Audit Committee:

        Edwin J. Glickman, Chair
        Arthur H. Goldberg
        Edward Blumenfeld



                             SOLICITATION OF PROXIES

         The accompanying form of proxy is being solicited on behalf of the Board of Trustees of the Trust. The expenses of solicitation of proxies for the Meeting will be paid by the Trust. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, trustees and employees of the Trust, who will receive no additional compensation therefor. Upon request, the Trust will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of Shares.


                              ADVANCE NOTICE BYLAW

         The By-Laws of the Trust provide that in order to nominate a candidate for election as a member of the Board of Trustees at an annual meeting, notice must be delivered to the Secretary of the Trust no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the 2004 annual meeting is advanced by more than 30 days or delayed for more than 60 days from the date of the first anniversary of the 2003 annual meeting, such written notice must be received by the Trust not earlier than the 90th day prior to the date of the 2004 annual meeting and not later than the later of the 60th day prior to such meeting or the tenth day after the first public announcement of the date of such meeting.


                              SHAREHOLDER PROPOSALS

         The Board of Trustees will provide for presentation of proposals by the Trust's shareholders at its annual meeting of shareholders for 2004, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding shareholder proposals and the Trust's By-Laws, a copy of which is available upon written request from the Secretary of the Trust. Shareholder proposals intended to be submitted for presentation at the Trust's annual meeting of shareholders for 2004 must be in writing and must be received by the Trust at its executive offices on or before December 18, 2003 for inclusion in the Trust's proxy statement and the form of proxy relating to the 2003 annual meeting. Any such proposal should be mailed to: Atlantic Realty Trust, 747 Third Avenue, New York, New York, 10017, Attention: Edwin R. Frankel, Secretary.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.


                                        BY ORDER OF THE BOARD OF TRUSTEES




                                       /s/Edwin R. Frankel
                                       -----------------------------------
                                       Edwin R. Frankel
                                       Secretary


New York, New York
April 14, 2003

                              ATLANTIC REALTY TRUST

                                  May 21,2003









                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


               |Please detach and mail in the envelope provided.|



--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                               "FOR" PROPOSAL 2.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                 YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [X]
--------------------------------------------------------------------------------


                                                                                                                FOR AGAINST ABSTAIN
1.   ELECTION OF TRUSTEES                              2. Ratification of the selection by the Board of Trustees of [ ]   [ ]   [ ]
                                                          the Trust of Deloitte & Touche LLP as the independent
                           NOMINEES                       auditors of the Trust for the fiscal year commencing
[ ] FOR ALL NOMINEES       ( ) Stephen R. Blank           January 1, 2003.
                           ( ) Edward Blumenfeld
[ ] WITHHOLD AUTHORITY     ( ) Edwin J. Glickman       3. In their discretion, the proxies are authorized to vote upon such
    FOR ALL NOMINEES       ( ) Arthur H. Goldberg         matters as may properly come before the 2003 Annual Meeting, or any
                           ( ) Joel M. Pashcow            adjournment thereof, or upon matters incident to the conduct of the
[ ] FOR ALL EXCEPT         ( ) William A. Rosoff          2003 Annual Meeting.
(See Instructions below)
                                                       Please read the reverse side of this card.

                                                       PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                       USING THE ENCLOSED ENVELOPE.


INSTRUCTION: To withhold authority to Vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ( )






To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s)on the account may not be submitted via
this method.                                                               [   ]


Signature of Shareholder __________________  Date: _____________
Signature of Shareholder __________________  Date: _____________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder ___________ administrator, attorney, trustee or, guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer __________ partnership, please sign in ________ authorized person.

                                                            1
                              ATLANTIC REALTY TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                  Annual Meeting of Shareholders - May 21, 2003

         Those signing on the reverse side, revoking any prior proxies, hereby appoint(s)Edwin R. Frankel and Joel M. Pashcow, and each of them (with full power to act without the other), with full power of substitution, as proxies for those signing on the reverse side of this card to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 21, 2003 at 1O:00 a.m. (the "2003 Annual Meeting"), and any adjournment or postponement thereof, to cast on behalf of those signing on the reverse side all votes that those signing on the reverse side are entitled to cast at the 2003 Annual Meeting and otherwise to represent those signing on the reverse side at the 2003 Annual Meeting with all powers possessed by those signing on the reverse side if personally present at the 2003 Annual Meeting. Those signing on the reverse side hereby acknowledge receipt of the Notice of the 2003 Annual Meeting and of the accompanying Proxy Statement and revoke any proxy heretofore given with respect to such meeting.

         This proxy when properly executed will be voted in the manner directed by the undersigned shareholder(s). If no other indication is made, the proxies shall vote "For" proposal numbers 1, 2 and 3.

         A vote FOR the trustee nominees and FOR proposal numbers 2 and 3 is recommended by the Board of Trustees.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
COMMENTS:


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